Consolidated Statements of Comprehensive (Loss) Income - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Net (loss) income	$ (418,024)	$ (116,194)	$ 9,222
Other comprehensive income (loss)
Foreign currency translation adjustment, net of tax	4,982	(3,912)	(8,680)
Change of ownership interest in subsidiary	6,623	0	0
Total other comprehensive income (loss)	11,605	(3,912)	(8,680)
Comprehensive (loss) income	$ (406,419)	$ (120,106)	$ 542